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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                  MAY 14, 2001
                Date of Report (Date of earliest event reported)

                                ----------------

                                 XCARE.NET, INC.
             (Exact name of Registrant as specified in its charter)

                                    DELAWARE
                 (State of other jurisdiction of incorporation)

             000-29273                              85-0373486
         (Commission File)             (IRS Employer Identification Number)

                         6400 S. FIDDLER'S GREEN CIRCLE
                                   SUITE 1400
                              ENGLEWOOD, CO 80111

                                 (303) 488-2019
                    (Address of Principal Executive Offices)

                                ----------------

          (Former name of former address, if changed since last report)

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       ITEM 5. OTHER EVENTS

       On May 14, 2001, XCare.net, Inc. announced that it had entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement") with Healthcare.com Corporation, pursuant to which a wholly-owned subsidiary of XCare.net will merge with and into Healthcare.com, and Healthcare.com will become a wholly-owned subsidiary of XCare.net. A copy of the Merger Agreement and the exhibits to the Merger Agreement are attached as Exhibits 2.1, 2.2, 2.3, 2.4, 2.5 and 2.6, and a copy of the press release announcing the execution of the Merger Agreement is attached as Exhibit 99.1.

       XCare.net will be filing an S-4 registration statement and other documents with the Securities and Exchange Commission (SEC). The registration statement will contain a prospectus of XCare.net relating to the common stock to be issued in the merger and a joint proxy statement of Healthcare.com and XCare.net relating to the approval of the merger by Healthcare.com's and XCare.net's respective stockholders. Investors and stockholders are urged to read the joint proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors and stockholders will be able to receive the joint proxy statement/prospectus and other documents filed by XCare.net and/or Healthcare.com free of charge at the SEC's web site, www.sec.gov, from XCare.net investor relations at 6400 Fiddler's Green Circle, Suite 1400, Englewood, Colorado 80111, Attention: Christine Mohrmann/Eric Boyriven or from Healthcare.com investor relations at 1850 Parkway Place, Suite 1100, Marietta, Georgia 30067, Attention: Shannon Hodges. In addition to the registration statement and the joint proxy statement/prospectus, XCare.net and Healthcare.com file annual, quarterly and special reports, proxy statements and other information with the SEC, which are also available free of charge at the SEC's web site, www.sec.gov, or from XCare.net or Healthcare.com by directing such requests to the respective investor relations contacts listed above.

       Healthcare.com, XCare.net and each company's respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Healthcare.com in connection with the acquisition. Information about the directors and executive officers of Healthcare.com and their ownership of Healthcare.com stock is set forth in the proxy statement for Healthcare.com's 2001 annual meeting of stockholders held on May 11, 2001. Information about the directors and executive officers of XCare.net and their ownership of XCare.net stock is set forth in the proxy statement for XCare.net's 2001 annual meeting of stockholders to be held on June 7, 2001. The proxy statements for Healthcare.com's and XCare.net's 2001 annual meetings are available free of charge at the SEC's web site, www.sec.gov, or from XCare.net or Healthcare.com by directing such requests to the respective investor relations contacts listed above. Investors and stockholders may obtain additional information regarding the interests of such participants by reading the joint proxy statement/prospectus when it becomes available.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

  EXHIBIT
  NUMBER                               DESCRIPTION
  -------      ---------------------------------------------------------------
    2.1        Agreement and Plan of Merger Reorganization dated May 14,
               2001

    2.2        Form of Parent Voting Agreement
               (Exhibit A to the Merger Agreement)

    2.3        Form of Company Voting Agreement
               (Exhibit B to the Merger Agreement)

    2.4        Form of Company Affiliate Agreement
               (Exhibit C to the Merger Agreement)

    2.5        Form of Robert Murrie Employment Agreement
               (Exhibit D to the Merger Agreement)

    2.6        Form of Severance Agreement
               (Exhibit E to the Merger Agreement)


   99.1        Press Release dated May 14, 2001 of XCare.net, Inc.



                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        XCARE.NET, INC.



Date:  May 18, 2001                     By: /s/ Gary T. Scherping
                                            -----------------------------------
                                            Gary T. Scherping
                                            Vice President and Chief Financial
                                            Officer

                                INDEX TO EXHIBITS



  EXHIBIT
  NUMBER                              DESCRIPTION
  -------      ---------------------------------------------------------------
    2.1        Agreement and Plan of Merger and Reorganization dated May 14,
               2001.

    2.2        Form of Parent Voting Agreement
               (Exhibit A to the Merger Agreement)

    2.3        Form of Company Voting Agreement
               (Exhibit B to the Merger Agreement)

    2.4        Form of Company Affiliate Agreement
               (Exhibit C to the Merger Agreement)

    2.5        Form of Robert Murrie Employment Agreement
               (Exhibit D to the Merger Agreement)

    2.6        Form of Severance Agreement
               (Exhibit E to the Merger Agreement)

   99.1        Press Release dated May 14, 2001 of XCare.net, Inc.